BIORESTORATIVE THERAPIES, INC.

PROMISSORY NOTE

This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and this Note may not be sold, transferred, assigned or otherwise disposed of unless registered under the Act and such laws or (1) registration under applicable state securities laws is not required and (2) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

U.S.$320,200.49 February 20, 2020

FOR VALUE RECEIVED, BioRestorative Therapies, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), hereby unconditionally promises to pay, on the Maturity Date (as defined below), to John M. Desmarais or his assigns (the "Holder") the principal sum of U.S.$320,200.49 (Three Hundred Twenty Thousand Two Hundred Dollars and Forty-Nine Cents) (the "Principal Sum") and to pay interest on the outstanding balance of said sum at the rates and on the dates provided in Section 1.

1. **Maturity; Interest**. This Promissory Note (this "Note") will mature and all amounts outstanding hereunder shall be due and payable upon written demand for payment made on or after March 10, 2020 by the Holder, unless such date is extended in accordance with the provisions of Section 12 below (the "Maturity Date"). This Note shall bear interest from and after the date hereof at a rate of 12% per annum, payable on the Maturity Date. In addition, the amount outstanding under this Note may not be prepaid without the prior written consent of the Holder, in its sole discretion. All interest shall be computed on the basis of the actual number of days elapsed and a year of 365 days. Notwithstanding the foregoing, (a) upon the occurrence of any Event of Default specified in Section 3(e) or (f) below, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (b) upon the occurrence of any other Event of Default or a Change of Control, the Holder may, at its option, by notice in writing to the Company, declare this Note to be, and this Note shall thereupon be and become, immediately due and payable together with interest accrued thereon and all other sums due hereunder, without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

For purposes of this Note, "Change of Control" means either (A) a conversion, merger or consolidation of the Company with or into another entity, unless the holders of voting equity securities in the Company immediately before such transaction hold at least fifty percent (50%) of the voting equity securities in the surviving entity in substantially the same proportions as that held by them immediately before such transaction, (B) the sale of all or substantially all of the equity securities of the Company (other than the sale of equity securities in connection with a bona fide equity financing of the Company), or (C) a sale of all or substantially all the assets of the Company to a person other than a wholly owned subsidiary of the Company. However, a sale, transfer, assignment or similar action with respect to the Note by John M. Desmarais or his assigns in

connection with an acquisition, merger, consolidation or other similar action involving John M. Desmarais or his assigns shall not constitute a Change of Control.

2. **Company Security Agreement**. The Company's obligations under this Note are secured as provided in that certain Security Agreement, dated as of the date hereof, by and between the Company and the Holder (the "Company Security Agreement"). The provisions of the Company Security Agreement are hereby incorporated herein by reference.

3. **Events of Default**. An "Event of Default" occurs if:

(a) the Company defaults in the payment of any principal or interest of this Note when the same shall become due, either by the terms thereof or otherwise as herein provided, including upon acceleration resulting from any events of default;

(b) the Company or any of its subsidiaries (i) grants a security interest in, or otherwise sells, assigns, conveys, transfers or otherwise encumbers (except for Permitted Liens (as defined in the Company Security Agreement)) any of the Collateral (as defined in the Company Security Agreement), or (ii) defaults in the performance or observance of any other covenant, term or condition contained in this Note or the Company Security Agreement and such default either (A) is not susceptible of being cured or (B) continues uncured for a period of five (5) days following the earliest to occur of (x) the date that the Company receives written notice thereof and (y) the date that a senior officer of the Company obtains actual knowledge of such default;

(c) the Company makes any disbursement, distribution, dividend, loan, advance, capital contribution, investment or other payment that (i) is not specifically provided for in the Budget attached hereto as Schedule A (the "Budget") or (ii) with respect to any specific line item set forth in the Budget, deviates by more than 5% from the amount provided therefor in the Budget;

(d) the Company or any of its subsidiaries pursuant to or within the meaning of any Bankruptcy Law (as defined below):

(i) commences a voluntary case,

(ii) consents to the entry of an order for relief against it in an involuntary case,

(iii) consents to the appointment of a Custodian (as defined below) of it or for all or substantially all of its property,

(iv) makes a general assignment for the benefit of its creditors, or

(v) is the debtor in an involuntary case which is not dismissed within sixty (60) days of the commencement thereof;

(e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) provides for relief against the Company or any of its subsidiaries in an involuntary case,

(ii) appoints a Custodian of the Company or any of its subsidiaries for all or substantially all of its property, or

(iii) orders the liquidation of the Company or any of its subsidiaries;

(f) a final judgment for the payment of money in an amount in excess of $15,000, individually, or $25,000, in the aggregate, shall be rendered against the Company or any of its subsidiaries (other than any portion of a judgment as to which a reputable insurance company shall have accepted full liability in writing) and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 10 days after the date on which the right to appeal has expired;

(g) any regulatory license held by the Company or any other subsidiary of the Company is involuntarily terminated; or

(h) any representation or warranty made by the Company in this Note or the Company Security Agreement, or in any document or instrument furnished in connection with the transactions contemplated thereby or hereby, shall prove to be materially false or incorrect (or, in the case of any such representation or warranty that is qualified as to materiality, shall prove to be false or incorrect) on the date as of which made.

The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

The term "Indebtedness" means all obligations, contingent or otherwise, whether current or long-term, which in accordance with generally accepted accounting principles, would be classified upon the obligor's balance sheet as liabilities (other than deferred taxes) and shall also include capitalized leases, guarantees, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, including any agreement to purchase or otherwise acquire the obligations of others or any agreement, contingent or otherwise, to furnish funds for the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

4. **Remedies upon the occurrence of an Event of Default**.

(a) Upon the occurrence of any Event of Default, the Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Company Security Agreement (including any amendments, waivers, or modifications thereto), for an injunction against a violation of any of the terms hereof or thereof, or for the pursuit of any other remedy which it may have by virtue of this Agreement, the Company Security Agreement or pursuant to applicable law. The Company shall pay to the Holder upon demand the costs and

expenses of collection and of any other actions referred to in this Section 4, including without limitation reasonable attorneys' fees, expenses and disbursements.

(b) No course of dealing and no delay on the part of the Holder in exercising any of its rights shall operate as a waiver thereof or otherwise prejudice the rights of the Holder, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No right, power or remedy conferred hereby on the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

5. **Payment**. All payments hereunder shall be made in lawful money of the United States of America at the Holder's address for notices hereunder. Payment shall be credited first to the accrued interest and the remainder applied to the Principal Sum. Upon and subject to the approval of the Holder, the Company may pay this Note (including accrued and unpaid interest through the date of payment) in cash at any time before the Maturity Date.

6. **Transfer; Successors and Assigns**.

(a) The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Company may not assign or transfer this Note or any of its rights or obligations hereunder without the prior written consent of the Holder. The Holder shall be entitled to assign, transfer, negotiate or pledge this Note to any person, including, without limitation, (a) to its affiliates or any other third party or (b) to any lender providing financing to the Holder or any of its affiliates, for collateral security purposes, and any such lender may exercise all of the rights and remedies of the Holder hereunder. This Note will be registered on the books of the Company or its agent as to the Holder thereof and outstanding principal and interest. Any transfer of this Note may be effected only upon surrender of the original note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form reasonably satisfactory to the Company. Thereupon, a new Note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Holder of this Note. The Company may elect not to permit a transfer of the Note if it has not obtained reasonable assurance that such transfer: (a) is exempt from, or not subject to, the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended, and the rules and regulations thereunder, and (b) is in material compliance with all applicable state securities laws.

7. **New Note**. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Holder (or other holder, as the case may be) agrees, at the Company's request, to provide indemnity reasonably satisfactory to the Company in respect of replacing such lost, stolen, destroyed or mutilated Note.

8. **Costs and Expenses**. Each party will bear its own costs and expenses in connection with this Note. The Company shall pay all costs and expenses of the Holder (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with (a) the

enforcement of, or collection of any amounts due under, this Note, (b) any waiver, extension, amendment or modification of this Note or (c) the administration of this Note after the occurrence of an Event of Default.

9. **Company's Waivers**. Subject to any condition or demand from a regulatory authority having authority over the Company: (i) the Company waives any and all right to assert any defense (except for the Company's performance under the Note), set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Company hereunder in any action or proceeding brought by the Holder to collect this Note, or any portion hereof; (ii) the Company waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note; and (iii) the Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium of, interest on or default interest rate with respect to this Note as contemplated therein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law had been enacted.

10. **Governing Law; Waiver of Jury Trial**. This Note (including any claim or controversy arising out of or related to this Note) shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the State of New York. Each party irrevocably agrees that any legal action or proceeding arising out of or relating to this Note or for recognition and enforcement of any judgment in respect hereof or thereof brought by the other party hereto or its successors or assigns may be brought and determined in the courts of the State of New York and each party hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Note or the subject matter hereof may not be enforced in or by such courts.

EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY

HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION AGREEMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11. **Notices**. Any notice, demand, request or deliver required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed given (a) when delivered personally or when sent by electronic mail or by facsimile transmission, (b) on the next business day after timely delivery to a generally recognized overnight courier and (c) the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), address to the Party at such Party's address as set forth below or as subsequently modified by written notice delivered as provided herein, as follows:

(a) if to the Holder:

John M. Desmarais
26 Deer Creek Lane
Mt. Kiscko, NY 10549
Attention: John M. Desmarais
Email: JDesmarais@desmaraisllp.com

with a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Tel: (212) 596-9514
Attention: Jonathan P. Gill
Email: Jonathan.Gill@ropesgray.com

(b) if to the Company:

40 Marcus Drive, Suite One
Melville, NY 11747
Facsimile No.: (631) 760-8414
Attention: Chief Executive Officer
Email: mweinreb@biorestorative.com

with a copy to:

Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, NY 11554
Facsimile No.: (516) 296-7111
Attention: Fred Skolnik, Esq.

Email: fskolnik@certilmanbalin.com

12. **Amendments and Waivers**. This Note (including without limitation the Maturity Date hereof) may be amended, and any obligation of the Company hereunder hereof may be waived with the written consent of the Company and the Holder hereof. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Company, the Holder and each transferee of this Note. The Company hereby covenants and agrees to provide written notice of any such amendment to the Holder hereof and the Holder hereby agrees to attach any such notice to this Note in order to incorporate such amended provisions herein.

13. **Individuals Not Liable**. In no event shall any member, manager, officer or director of the Company be personally liable for any amounts due or payable under this Note.

14. **Severability**. If any of the provisions of this Note shall be held to be invalid or unenforceable, the determination of invalidity or unenforceability of any such provision shall not effect the validity or enforceability of any other provision or provisions hereof.

* * * * *

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized representative as of the date first stated above.

COMPANY:

BIORESTORATIVE THERAPIES, INC.

By: ______________________
Name: Mark Weinreb
Title: Chief Executive Officer

List of Schedules

Schedule A - Budget